FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       March 13, 2007

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24620	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300,     IRVING, TEXAS     75038
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On  March 15, 2007, Darling International Inc. issued a press release announcing financial results for the quarter and year ended December 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

On  March 13,  2007, Darling International Inc. issued a press release announcing its conference call and webcast for the Company's financial results for the quarter  and year ended December 30, 2006. A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 99.2	Press Release dated March 15, 2007 (furnished pursuant to Item 2.02). Press Release dated March 13, 2007 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DARLING INTERNATIONAL INC.

        Date: March 16, 2007    By:___/s/ John O. Muse_________________
           John O. Muse
           Executive Vice President
           Finance and Administration